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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  January 12, 2001


                                  DYNEGY INC.
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             (Exact name of registrant as specified in its charter)



          Illinois                      1-15659                74-2928353
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


                           1000 Louisiana, Suite 5800
                             Houston, Texas  77002
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          (Address of principal executive offices, including zip code)

              Registrant's telephone number, including area code:
                                 (713) 507-6400
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ITEM 5:  OTHER EVENTS AND REGULATION FD DISCLOSURE
------   -----------------------------------------

          At the special meeting of shareholders held on January 12, 2001, the shareholders of Dynegy Inc. (the "Company") approved an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of (a) Class A common stock, no par value per share, from 300,000,000 to 900,000,000 and (b) Class B common stock, no par value per share, from 120,000,000 to 360,000,000. A copy of the Articles of Amendment filed by the Company to effect the amendment is annexed hereto as exhibit 99.1 and incorporated herein by reference.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------   ---------------------------------

         (a) EXHIBITS -

             99.1 Articles of Amendment to the Company's Articles of Incorporation filed with the Illinois Secretary of State on January 12, 2001.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DYNEGY INC.


                                    By: /s/ Lisa Q. Metts
                                        ---------------------------------------
                                        Lisa Q. Metts
                                        Vice President and
                                        Assistant General Counsel


DATE:   January 15, 2001

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                                 EXHIBIT INDEX

EXHIBIT         DESCRIPTION
-------         -----------

99.1 Articles of Amendment to the Company's Articles of Incorporation filed with the Illinois Secretary of State on January 12, 2001.

                                       4